Financial instruments and risk management - Commodity price risk - Additional information (Detail) - Commodity price risk [Member] lb in Millions	12 Months Ended
	Dec. 31, 2019 USD ($) lb	Dec. 31, 2018 USD ($) lb
Disclosure of detailed information about financial instruments [line items]
Description of hedging strategy	Rio Tinto’s exposure to commodity prices is diversified by virtue of its broad commodity base and the Group does not generally consider that commodity fixed price hedging would provide a long-term benefit to shareholders.
Copper [Member]
Disclosure of detailed information about financial instruments [line items]
Quantity of unsettled copper sales | lb	220	240
Provisionally priced unsettled copper sales per pound	$ 0	$ 277
Increase (Decrease) in net earnings due to price change	$ 38,000,000	$ 37,000,000
Copper [Member] | Level 3 [Member]
Disclosure of detailed information about financial instruments [line items]
Percentage of increase in copper price	10.00%